Exhibit 10.3

ATMEL CORPORATION

AMENDMENT NO. 1 TO AMENDED EMPLOYMENT AGREEMENT

This Amendment No. 1 to Amended Employment Agreement (the “Amendment”) is entered into effective as of October 25, 2011, by and between Atmel Corporation (the “Company”) and Steven Laub (“Executive”) and amends that certain Amended Employment Agreement (the “Amended Employment Agreement”) entered into effective as of May 31, 2009, by and between the Company and Executive.

1.               Section 7 (a), Section 7(b) and Section 18 of the Amended Employment Agreement are hereby amended by deleting each of the references to the date “August 15, 2008” therein and by inserting the date “May 23, 2011” in the place and stead of each such reference.

2.               Except as expressly amended by this Amendment, the Amended Employment Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has executed this Amendment, in the case of the Company by a duly authorized officer, as of the day, month and year written below.

COMPANY:		EXECUTIVE:

ATMEL CORPORATION		STEVEN LAUB

/s/ S. Cumming		/s/ Steven Laub

Date:	10/10/11	Date:	10/25/11